UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 14, 2010

DELTRON, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-130197	86-1147933
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

1377 Markon Drive
Garden Grove, CA 92841
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (714) 891-1795

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Item 7.01 Regulation FD Disclosure

On July 14, 2010, the Company announced information concerning its revenue and earnings.  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 (including Exhibit 99.01) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or in the Exchange Act except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1

News release dated July 14, 2010, announcing revenue and earnings information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Henry Larrucea

Henry Larrucea, President